Exhibit 10-b

             AMENDMENT NO. 4 TO CREDIT AGREEMENT

     This Amendment No. 4 (this "Amendment") dated as of
April 30, 2001 is among KLT Inc. (the "Borrower"), the undersigned Lenders and Bank One, NA, as agent for the Lenders (in such capacity, the "Agent").

                    W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 30, 2000 (as previously amended, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in certain respects more fully described below;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     SECTION 1 DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Effective upon the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows:

          (a) The definition of "Tender Line Facility" in
          Article I is amended in its entirety to read as follows:


               "Tender Line Facility" means a credit
          facility entered into by DTI providing for loans to DTI, in an aggregate amount not exceeding $95,000,000, to finance the purchase of DTI Notes, and refinancings of all or part thereof so long as the principal amount of such credit facility and such refinancings does not in the aggregate at any time exceed $95,000,000.

          (b) Clause (vii) of Section 6.11 is amended in its entirety to read as follows:

               (vii) Rate Hedging Obligations related to the Loans or the Working Capital Facility.

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          (c) Section 6.11 is amended by adding the
          following clause (xii):

               (xii)   Indebtedness of KLT Gas Inc. not
                       exceeding $17,000,000 in the aggregate
                       arranged by Bank One.

          (d) Section 6.13 is amended by (1) deleting the word "and" before clause (iv), substituting a comma therefor and inserting the word "and" after clause (iv) and (2) adding the following clause
          (v):

               (v) the sale by KLT Gas Inc. of its interest in Patrick KLT Gas, LLC.

          (e) Clause (vi) of Section 6.18 is amended in its entirety to read as follows:

               (vi)    Liens in favor of the Lenders
                       granted pursuant to any Collateral
                       Document.

          (f) Clause (xvii) of Section 6.18 is amended in its entirety to read as follows:

               (xvii) Liens on the assets and capital stock of Subsidiaries of DTI to secure the obligations of DTI and such Subsidiaries under the Working Capital Facility.

          (g)  Section 6.19 is amended by deleting the
               parenthetical phrase therein and substituting the following therefor: "(other than (i) Indebtedness of DTI and its Subsidiaries described in Section 6.11(xi) or incurred under the DTI Notes, the Exchange Notes, the Tender Line Facility or the Working Capital Facility,
               PROVIDED that neither the Borrower nor any of its Subsidiaries, other than DTI and its Subsidiaries, shall have any obligations (contingent or otherwise) with respect to such Indebtedness, (ii) KLT Investments Debt and (iii) Non-Recourse Debt)."

          (h)  Section 6.23 is amended by deleting the
               parenthetical phrase therein and
               substituting the following therefor: "(other than (i) Indebtedness of DTI and its Subsidiaries described in Section 6.11(xi) or incurred under the DTI Notes, the Exchange Notes, the Tender Line Facility or the Working Capital Facility,
               PROVIDED that neither the Borrower nor any of its Subsidiaries, other than DTI and its Subsidiaries, shall have any obligations (contingent or otherwise) with respect to such Indebtedness, (ii) KLT Investments Debt and (iii) Non-Recourse Debt)."

     SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the
Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants that:

          (a) The representations and warranties set forth in Article V of the Credit

               Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof.

          (b) No Default or Unmatured Default exists on the date hereof.

     SECTION 4 EFFECTIVE DATE. This Amendment shall become effective as of the date first written above upon receipt by the Agent of each of the following counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

     SECTION 5 RATIFICATION. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

     SECTION 6 REFERENCES TO CREDIT AGREEMENT. From and after the effective date hereof, each reference in the Credit Agreement to "this Agreement", "hereof" or
"hereunder" or words of like import, and all references to the Credit Agreement in any and all other agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as amended by this Amendment.

     SECTION 7 COSTS AND EXPENSES. The Borrower agrees to pay all costs, fees and out-of-pocket expenses (including attorneys' fees and charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and delivery of this Amendment.

     SECTION 8 CHOICE OF LAW. THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE
LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     SECTION 9 EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Borrower, the undersigned
Lenders and the Agent have executed this Amendment as of the date first above written.


               KLT INC.

               By:     /s/ Gregory J. Orman
               Name:   Gregory J. Orman
               Title:  President and Chief Executive
                       Officer


               BANK ONE, NA, individually and as Agent

               By:     /s/ Mary Lu D. Cramer
               Name:   Mary Lu D. Cramer
               Title:  Vice President



               ABN AMRO BANK N.V.

               By:     /s/ Jeffrey Dodd
               Name:   Jeffrey Dodd
               Title:  Group Vice President

               By:     /s/ Kris A. Grosshans
               Name:   Kris A. Grosshans
               Title:  Senior Vice President


               W E S T D E U T S C HE L AN D E S B A NK
               GIROZENTRALE, NEW YORK BRANCH

               By:     /s/ Lisa Walker
               Name:   Lisa Walker
               Title:  Associate Director

               By:     /s/ Walter T. Duffy III
               Name:   Walter T. Duffy III
               Title:  Associate Director


               COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK
               AND GRAND CAYMAN BRANCHES

               By:
               Name:
               Title:

               By:
               Name:
               Title:


               THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
               BRANCH

               By:     /s/ Nobuyasu Fukatsu
               Name:   Nobuyasu Fukatsu
               Title:  General Manager